Exhibit 99.1

IN THE COURT OF CHANCERY FOR THE STATE OF DELAWARE

IN RE KLDISCOVERY INC.	) ) )	C.A. No. 2023-_____

VERIFIED PETITION FOR RELIEF UNDER 8 DEL. C. § 205

Petitioner KLDiscovery Inc. (“Company”) brings this petition (“Petition”) for relief under Section 205 of the Delaware General Corporation Law (“DGCL”).

NATURE OF THE ACTION

1.
The Company seeks to validate a Second Amended and Restated Certificate of Incorporation that it filed with the Secretary of State on December 19, 2019 (Ex. A, “Charter”), and to validate stock, and other securities convertible into or exercisable for stock, that the Company has issued in reliance on the Charter.
2.
This is another de-SPAC petition involving the following circumstances:
a.
No Class Vote Was Obtained. The Company did not obtain a separate class vote of its Class A Common Stock to adopt the Charter, even though the Charter arguably increased the number of shares of Class A Common Stock authorized for issuance.
b.
Overissuances. Accounting for shares committed to be issued as required under Section 161 of the DGCL, the Company has issued shares well in excess of the 75,000,000 share limit for Class A Common Stock in its predecessor certificate of incorporation (Ex. B, “Old Charter”).

Exhibit 99.1

c.
Share Tracing Issues. The Common Stock trades publicly and the clearly valid shares cannot be traced and segregated from the questionably valid shares.
d.
Timing Exigencies. The Company is obligated to file its Annual Report on Form 10-K with the Securities and Exchange Commission by March 31, 2023, and has been informed by its auditors that the Charter needs to be validated for the Company’s auditors to certify the Company’s financial statements in connection with that filing.
3.
The Company was initially incorporated as a special purpose acquisition company under the name Pivotal Acquisition Corp. (“Pivotal”). Pivotal adopted the Charter in connection with a business combination (“Business Combination”) with LD Topco, Inc. (which operated under the main brand, “KLDiscovery”) and its various subsidiaries, a leading global provider of electronic discovery, information governance and data recovery services (“Legacy KLD”).
4.
The Charter amended the Old Charter, including by increasing the total number of shares of common stock of the Company (“Common Stock”) authorized for issuance and by including a provision (“Opt Out Provision”) that the number of authorized shares of Common Stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
5.
As a condition to consummating the Business Combination, the Company asked its stockholders to approve adoption of the Charter by submitting

Exhibit 99.1

three different proposals to the Company’s stockholders: (i) to change the name of the Company to “KLDiscovery Inc.” (“Name Change Proposal”); (ii) to increase the Company’s capitalization so that it will have 200,000,000 authorized shares of a single class of common stock and 1,000,000 authorized shares of preferred stock (“Capitalization Proposal”); and (iii) to delete the various provisions applicable only to special purpose acquisition corporations (“SPAC Removal Proposal”, and such proposals collectively, “Proposals”). The proxy statement soliciting stockholder approval of the Proposals (Ex. C, “Proxy Statement”) disclosed that “[a]pproval of each charter proposal will require the affirmative vote of the holders of a majority of the outstanding Pivotal common stock on the record date.” (Ex. C at 97.) Viewing its Class A Common Stock and Class B Common Stock as two series of the same class of stock, the Company believed that no class votes were required to adopt the Charter.
6.
That belief has been called into question by the opinion in Garfield v. Boxed, Inc., where the Court read a certificate of incorporation as creating two classes, rather than series, of common stock, and therefore determined that increases in the authorized shares of each class had to be approved by separate class votes under Section 242(b)(2) of the DGCL. The provisions of the Old Charter addressing capitalization are similar to the corresponding provisions of the certificate of incorporation in Boxed, as reflected on Exhibit D. Applying Boxed to the Old

Exhibit 99.1

Charter, it is possible that at least one or more of the Proposals had to be approved by a separate class vote of the Class A Common Stock.
7.
In addition, given the way Section 161 of the DGCL calculates the number of shares available for issuance (which requires that sufficient shares be available to cover both issued shares and shares reserved for issuance to satisfy the exercise or conversion, as applicable, of stock options, warrants or other convertible securities), a number of shares of Common Stock and other securities (including debentures) that are or may be convertible into or exercisable for shares of Common Stock and that were issued in connection with or after the Business Combination may be placed under a cloud of uncertainty. The Company seeks to clarify the validity of these securities as well.
8.
The Company respectfully submits that relief under Section 205 is warranted. The Charter was adopted more than three years ago, with the advice of reputable counsel. The stockholders of both Pivotal and Legacy KLD (which, prior to the Business Combination, was an unrelated entity) relied on the Charter’s provisions when they approved the Business Combination. They knew, as disclosed in the Proxy Statement, that “the greater number of authorized shares of capital stock is desirable for Pivotal to have sufficient shares to issue to the holders of common stock of the Company in the Merger and have enough additional authorized shares for financing its business, for acquiring other businesses, for forming strategic

Exhibit 99.1

partnerships and alliances and for stock dividends and stock splits and to issue upon exercise of warrants.” (Ex. C at 97.) Moreover, since the Business Combination, the Company has issued Common Stock, or securities convertible into or exercisable for Common Stock, in connection with its 2019 Incentive Award Plan, which was adopted in connection with the closing of the Business Combination (“2019 EIP”), and as consideration for the acquisition of certain assets. The recipients of these securities also relied on the validity of the Charter.
9.
The Company respectfully requests a prompt final hearing regarding this Petition. Aside from the cloud hanging over the publicly traded stock of a company with a market capitalization of approximately $85 million and revenues exceeding $300 million annually, uncertainty over the Company’s capital structure could prevent the Company from effecting further SEC filings, conducting stockholder votes, utilizing its equity as acquisition or financing currency, compensating its officers and employees, or honoring contractual commitments to issue Common Stock upon conversion or exercise of its convertible securities. The Company’s auditor, moreover, has stated that the Company needs affirmation regarding “the validity of the corporate actions taken by the SPAC.” Absent a prompt remedy, the Company’s interests, as well as those of its equityholders and employees, would be irreparably harmed.

Exhibit 99.1

FACTUAL BACKGROUND

10.
The Company was incorporated on August 2, 2018 as a special purpose acquisition company. The Old Charter, filed with the Secretary of State on January 31, 2019, was in effect at the time the Company sought stockholder approval of the Charter.
11.
The Company entered into the Business Combination agreement with Legacy KLD on May 20, 2019. In the Business Combination, a wholly-owned subsidiary of the Company merged with and into Legacy KLD, with Legacy KLD surviving as a wholly-owned subsidiary of the Company.
12.
The consideration provided to Legacy KLD stockholders in the Business Combination was 34,800,000 shares of Common Stock (“Closing Stock Consideration”) plus the right to receive 2,200,000 additional shares of Common Stock upon the achievement of certain milestones (“Earn Out Consideration”). In addition, in connection with the Business Combination, the Company issued $200 million of convertible notes that were convertible into 11,111,111 shares of Common Stock (“Convertible Notes”) and, in connection therewith, issued to the purchasers of the Convertible Notes 2,097,974 shares of Common Stock and 1,764,719 warrants to purchase Common Stock. This totals 51,973,804 shares of Common Stock issued or reserved for issuance in connection with the Business

Exhibit 99.1

Combination. All securities described in this paragraph are referred to as the “Business Combination Securities”.
13.
The Company’s stockholders voted on the Proposals at an annual meeting held on December 18, 2019 (“Annual Meeting”). 28,750,000 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting, comprised of 23,000,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock. (Ex. C at 14.) Thus: (i) stockholders would have to vote 14,375,001 shares in favor of a Proposal for the Proposal to be approved by a majority vote of the Class A Common Stock and Class B Common Stock, voting together as a single class and (ii) Class A stockholders would have to vote 11,500,000 shares in favor of a Proposal for the Proposal to be approved by a majority vote of the Class A Common Stock, voting separately as a class.
14.
No less than 16,500,553 shares (or over 57% of the Class A Common Stock and Class B Common Stock outstanding and entitled to vote at the Annual Meeting) were voted in favor of each of the Proposals. Assuming that the 5,750,000 shares of Class B Common Stock were voted in favor of the Proposals, however, 10,750,553 shares of Class A Common Stock (10,750,613 in the case of the Capitalization Proposal), or slightly less than a majority of the Class A Common Stock outstanding and entitled to vote at the Annual Meeting, were voted in favor of the Proposals.

Exhibit 99.1

15.
Because the Proposals obtained enough votes to satisfy the voting standard described in the Proxy Statement, the Company caused the Charter to be filed with the Secretary of State on December 19, 2019.
16.
Immediately following the Business Combination, the Company had either outstanding or reserved for issuance no less than 85,189,128 shares of Common Stock, comprised of: (i) 51,973,804 shares of Common Stock issued or reserved for issuance as Business Combination Securities; (ii) 5,630,043 previously-issued Pivotal shares that were not redeemed in connection with the Business Combination; and (iii) 27,585,281 shares of Common Stock reserved for issuance upon exercise of warrants issued prior to the Business Combination.
17.
Since the Business Combination, the Company has issued, or reserved for issuance, additional shares of Common Stock under the 2019 EIP and as consideration for the acquisition of certain assets (“Post-Business Combination Securities”, and collectively with the Business Combination Securities, “Relevant Securities”).
18.
Three years after the closing of the Business Combination, the Court issued its opinion in Boxed. The provisions of the Old Charter addressing capitalization are similar to the corresponding provisions of the certificate of incorporation in Boxed (Ex. D.). Applying the Boxed decision, the Old Charter could be read to have designated the Class A Common Stock and Class B Common

Exhibit 99.1

Stock as two separate classes. If that is the case, then one or more of the Proposals may have required approval by the holders of Class A Common Stock, voting as a separate class. For this reason and for the additional reasons noted above, the Company is seeking validation of the Charter to remedy any defect that might have resulted from the failure to disclose the separate class vote requirement.
19.
If the Charter did not validly increase the number of shares of Common Stock authorized for issuance, then (absent validation by this Court) the Company is limited to validly issuing only 75 million shares of Common Stock (the maximum number fixed in the Old Charter, assuming the Common Stock is simply renamed Pivotal Class A Common Stock). (Ex. B § 4.1.). To determine the number of shares that a corporation may issue on a given date, Section 161 of the DGCL requires the corporation to deduct from its total number of authorized shares the number of shares that have already been issued and the number of shares that have been subscribed for or are otherwise committed to be issued. 8 Del. C. § 161.
20.
Taking into account Section 161, the transactions effected on the closing date of the Business Combination caused the Company to exceed the Old Charter’s 75 million share limit for Class A Common Stock by over 10 million shares. Because these transactions all occurred on the closing date of the Business Combination, the Company cannot with certainty segregate valid shares and share commitments from putative shares and share commitments.

Exhibit 99.1

CONSIDERATIONS WARRANTING RELIEF UNDER SECTION 205

21.
Belief in Charter’s and Relevant Securities’ Validity (8 Del. C. § 205(d)(1)). Based upon information provided by the Company’s counsel, many SPACs read their charters as creating two series, rather than two classes, of common stock. The Company was no different, as reflected in the Form S-1 it filed describing the securities to be issued in the IPO. In a current report on Form 8-K filed with the SEC on December 18, 2019, the Company disclosed that the Proposals had been approved by the stockholders. The Charter, as filed with the Secretary of State, certifies that it was “duly adopted in accordance with” the DGCL. Because the Company believed the Charter was valid, it had no reason to believe the Relevant Securities were invalid when issued.
22.
Treatment of Charter and Relevant Securities as Valid, and Reliance on Validity (8 Del. C. § 205(d)(2)). The Charter was filed with the Secretary of State, the Business Combination closed, and the Business Combination Securities issued, all based on the belief that the Charter was validly approved. Since the Business Combination, the Company issued the Post-Business Combination Securities, including to employees and as acquisition currency. In numerous public filings since the closing of the Business Combination, the Company’s disclosures with respect to its capitalization have all assumed that the Charter and the Relevant

Exhibit 99.1

Securities are valid. Until the Boxed decision, the Company had no reason to believe there was any uncertainty about the Company’s capital structure.
23.
Harm Arising from Validation (8 Del. C. § 205(d)(3)). The Company does not believe that any person would be harmed by the validation of the Charter and the Company’s capital structure. To the contrary, validation will place the Company and its security holders in the place they always thought they were in.
24.
Harm Arising from Failure to Validate (8 Del. C. § 205(d)(4)). All holders of the Relevant Securities would be harmed if the Charter and the Relevant Securities are not validated. Many of those holders – including former Legacy KLD stockholders and other persons who purchased the Relevant Securities on the open market or received the Relevant Securities in a post-Business Combination acquisition by the Company – were not affiliated with the Company when they received their Relevant Securities.
25.
Other Factors (8 Del. C. § 205(d)(5)). Expedited relief is required and can only be provided by the Court. Continued uncertainty as to the validity of the Relevant Securities will potentially cause market disruption, disturb the Company’s corporate relationships, result in claims from holders of such securities, and could lead to consequent loss of value for the Company’s stockholders and compromise the Company’s ability to maintain its current listing status on the Over-the-Counter Pink Market. Additionally, the Company is required to file its Annual

Exhibit 99.1

Report on Form 10-K by March 31, 2023. Because there now exists uncertainty regarding the validity of the Common Stock, there is likewise uncertainty as to the statements and representations the Company is required to make in its Form 10-K. Only the Court can provide the required relief because, given the Company’s inability to trace which of its shares are valid, it would be impossible to determine precisely which shares are entitled to vote. And even if such a vote were obtainable, it could not be obtained in the prompt manner required here. Obtaining stockholder approval through a meeting process could take at least three months. Further, a Section 204 ratification would require filing a certificate of validation with the Secretary of State and there is no guarantee as to when the Secretary of State will issue a certified copy of the certificate of validation, which can in practice take months in some cases. Thus, only the Court can provide the prompt relief the Company requires.
26.
For all these reasons, the Company respectfully requests the relief it seeks here pursuant to Section 205.

COUNT ONE
(Validation of the Charter Under 8 Del. C. § 205)

27.
The Company repeats and reiterates the allegations above as if set forth fully herein.

Exhibit 99.1

28.
Because of the potential defects described above, there is uncertainty as to the validity of the Charter, which is a potentially defective corporate act.
29.
The Court has the authority under Section 205 to determine the validity of any corporate act or defective corporate act, including the filing and effectiveness of the Charter, and to declare that a defective corporate act validated by the Court shall be effective as of the time of such act.
30.
The Company and its stockholders and other equityholders will be irreparably harmed absent relief from this Court.
31.
The Company has no adequate remedy at law.

COUNT TWO
(Validation of Issuances of Securities Under 8 Del. C. § 205)

32.
The Company repeats and reiterates the allegations above as if set forth fully herein.
33.
Because of the potential defects described above, there is uncertainty as to the validity of the Relevant Securities.
34.
The Court has the authority under Section 205 to determine the validity of any “stock, rights or options to acquire stock” and to declare that shares of putative stock are shares of valid stock and that putative stock validated by the Court shall be deemed to be an identical share of valid stock as of the time originally issued or purportedly issued.

Exhibit 99.1

35.
The Company and its stockholders and other equityholders will be irreparably harmed absent relief from this Court.
36.
The Company has no adequate remedy at law.

PRAYER FOR RELIEF

WHEREFORE, the Company respectfully requests that the Court enter a proposed Final Order Granting Relief Under 8 Del. C. § 205 in the form attached hereto:

A.
Validating and declaring effective the Charter, retroactive to the date of its filing with the Secretary of State on December 19, 2019, and all amendments effected thereby;
B.
Validating and declaring effective the Relevant Securities (and the issuance of the Relevant Securities) described herein and the issuance of any other securities issued in reliance on the validity of the Charter, each as of their original issuance dates; and
C.
Granting such other and further relief as this Court deems proper.

MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ S. Mark Hurd (#3297) Sara Barry (#6703) 1201 N. Market Street Wilmington, DE 19801 (302) 658-9200

Exhibit 99.1

Attorneys for Petitioner KLDiscovery Inc.

February 16, 2023